UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2013

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2013, Brightcove Inc. (the “Company”) issued a press release announcing certain financial and other information for the quarter ended June 30, 2013. The full text of the press release and the related attachments are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2013, the Company entered into an amended and restated employment agreement with Jeremy Allaire (the “Restated Employment Agreement”). The Restated Employment Agreement permits Mr. Allaire to transition to a part-time schedule so he can pursue other interests. Mr. Allaire will remain on the Company’s Board of Directors (the “Board”) as the Chairman of the Board.

The Restated Employment Agreement, which supersedes the employment agreement between the Company and Mr. Allaire dated August 8, 2011 (the “Prior Employment Agreement”), provides for the following, among other things: (i) base salary of $150,000; (ii) target annual incentive compensation of 45 percent of base salary; (iii) reimbursement of all reasonable expenses incurred by Mr. Allaire in performing his services as Chairman; (iv) continued participation in the Company’s employee benefit plans; and (v) severance and change in control benefits contingent upon Mr. Allaire’s agreeing to a general release of claims in favor of the Company following termination of employment. The foregoing description of the Restated Employment Agreement is not complete and is qualified in its entirety by reference to the Restated Employment Agreement which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement between Brightcove Inc. and Jeremy Allaire, dated July 25, 2013.

99.1	Press Release of Brightcove Inc. dated July 25, 2013, including attachments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2013	Brightcove Inc.

	By:	/s/ Christopher Menard
Christopher Menard
Chief Financial Officer